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                                                                     Exhibit 4.1

                                     [LOGO]

NUMBER                        SENSYS TECHNOLOGIES INC.                    SHARES
  C                                                                     SPECIMEN


INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE


  THIS CERTIFIES that                                          CUSIP 817265 10 1



               SPECIMEN


is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF
-------------------SENSYS TECHNOLOGIES INC.---------------------------------
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]

Authorized Signature:

  /s/ R. R. Bower                          /s/ S. R. Perrino
  Senior Vice President of                 President & Chief Executive Officer
  Finance and Chief Financial Officer

Countersigned and Registered:      American Stock Transfer & Trust Company
                                   Transfer Agent and Registrar


                                   By:
                                      ------------------------------------
                                      Authorized Signature
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                            SENSYS TECHNOLOGIES INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION, OR TO THE TRANSFER AGENT OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though there were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - _________Custodian_______________
                                                                 (Cust)            (Minor)

TEN ENT - as tenants by the entireties                 under Uniform Gifts to Minors Act

                                                            ________________
                                                            (State)

JT TEN - as joint tenants with right of      UNIF TRF MIN ACT - __________Custodian (until age __)
   survivorship and not as tenants                              (Cust.)
   in common                                                    __________under Uniform Transfers
                                                                (Minor)   to Minor Act

                                                                _________________________________
                                                                (State)

Additional abbreviations may also be used though not in the above list.




FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________


________________________________________________________________________________
Please print or typewrite name and address, including zip code, of assignee


____________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


____________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of submission in the premises.


Dated
     ____________________________


                                   X    ________________________________________


                                   X    ________________________________________

                                   Notice: The signature to this assignment must
correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed:


By:___________________________________________


The signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signatures guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.